FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

This First Amendment to Business Loan Agreement (the “Amendment”) is made as of September 22, 2005, between Bank of America, N. A. (“Bank”) and Network Equipment Technologies, Inc., a Delaware corporation (“Borrower”).

RECITALS

A. Borrower and Bank entered into that certain Business Loan Agreement dated as of November 29, 2004 (the “Agreement”).

B. Borrower and Bank desire to amend certain terms and provisions of the Agreement as herein provided.

AGREEMENT

1.

Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.

Amendments. The Agreement is hereby amended as follows:

2.01 In Section 1.2 of the Agreement, the date "October 30, 2006" is substituted for the date "October 30, 2005."

2.02 The address for notices to the Bank, set forth on the signature page of the Agreement, is amended to read as follows:

"CA9-702-05-69
101 S. Marengo Avenue, 5th Floor
Pasadena, CA 91101-2428”

3.

Representations and Warranties. Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing and has not been previously waived, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

4.

Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank.

4.01 This Amendment duly executed by all parties hereto.

4.02 The Amended and Restated Limited Guaranty duly executed by NET Federal, Inc.

4.02 Payment of all out-of-pocket expenses, including attorneys’ fees, incurred by the Bank in connection with the preparation of this Amendment.

5.

Effect of Amendment. Except as provided in this Amendment, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

BANK OF AMERICA, N.A.
By:	/s/ RONALD J. DROBNY
Name:	Ronald J. Drobny
Title:	Senior Vice President
NETWORK EQUIPMENT TECHNOLOGIES, INC.
By:	/s/ JOHN F. MCGRATH, JR.
Name:	John F. Mcgrath, Jr.
Title:	CFO